Bank of America Merrill Lynch 2013 Banking & Financial Services Conference Brad Dinsmore, Consumer Banking and Private Wealth Management Executive November 13, 2013 Exhibit 99.1

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2012 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current
Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation may contain forward looking statements. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,”
“expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potential” or “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as
“may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, "Item 1A. Risk Factors" in our 2012 Annual
Report on Form 10-K and include risks discussed in other periodic reports that we file with the SEC. The estimated financial impact of legal and regulatory matters depends upon (1) the successful negotiation, execution, and delivery of definitive agreements in several matters, (2) the ultimate resolution of certain legal matters which are not yet complete, (3) management’s assumptions about the extent to which such amounts may be deducted for tax purposes, (4) the agreement of other necessary parties, and (5) our assumptions about the extent to which we can provide consumer relief to satisfy our financial obligations as contemplated by the agreements in principle with regulators. Additional factors include: our framework for managing risks may not be effective in mitigating risk and loss to us; as one of the largest lenders in the
Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, particularly unemployment levels and home prices in the U.S., and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we will realize future losses if the proceeds we receive upon liquidation of non-performing assets are less than the carrying value of such assets; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; the failure of the European Union to stabilize the fiscal condition and creditworthiness of its weaker member economies could have international implications potentially impacting global financial institutions, the financial markets, and the economic recovery underway in the U.S.; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or as a result of certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; financial difficulties or credit downgrades of mortgage and bond insurers may adversely affect our servicing and investment portfolios; we may face certain risks as a servicer of loans, or also may be terminated as a servicer or master servicer, be required to repurchase a mortgage loan or reimburse investors for credit losses on a mortgage loan, or incur costs, liabilities, fines and other sanctions if we fail to satisfy our servicing obligations, including our obligations with respect to mortgage loan foreclosure actions; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies and practices; our mortgage production and servicing revenue can be volatile; as a financial services company, changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; changes in interest rates could also reduce the value of our MSRs and mortgages held for sale, reducing our earnings; changes which are being considered in the method for determining LIBOR may affect the value of debt securities and other financial obligations held or issued by SunTrust that are linked to LIBOR, or may affect the Company's financial condition or results of operations; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even from inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

13.7%
8.6%
4.6%
3.1%
Projected Population
Growth of Footprint
3
SunTrust Overview
•
Leading financial institution focused on
meeting clients’ needs and improving their
financial well-being
•
Differentiators:
— A “Client First” culture that has generated
high loyalty
— Being the right size—large enough to
compete with anyone while still being
nimble
— Diversity—a strong regional bank,
augmented with key national businesses
— Leading market shares in high growth and
densely populated markets in the
Southeast and Mid-Atlantic
— A new management team with increased
intensity on capitalizing upon SunTrust’s
strengths
Leading Market Shares in Growth Markets
Deposit Market Share in
Respective Top 10 MSAs
2
1. Based on 2013 YTD FTE Revenue.  Other includes Corporate, institutional asset management, equipment finance group, insurance premium financing and certain Treasury & Payment Solutions standalone client sub-segments
2. Source: SNL Financial, as of 6/30/2013 based on top 10 MSAs (by deposits) for each institution. Numerator is company’s total deposits in its Top 10 MSAs and denominator is total deposits in those 10 MSAs
3. Source:  SNL Financial, at 10/25/2013, based on five-year projected change, 2012-2017.  Weighted average by deposits in MSAs and counties not in any
MSA
Note: Peers include: BBT, COF, CMA, FITB, KEY, MTB, PNC, RF, USB, and WFC. Numbers may not foot due to rounding
#3 of 11 #2 of 11
Diverse Business Mix
1
Consumer
Banking and
Private Wealth
Management
=50%
STI
Peers
3
Retail
32%
Private
Wealth
Management
11%
Consumer
Lending
7%
CIB
18%
Commercial
and Business
Banking
12%
CRE
3%
Mortgage
12%
Other
6%
Who is SunTrust?

YTD 2013
Consumer Banking and PWM Financial Trends
($ in millions)
Consumer Banking and PWM
% of SunTrust (YTD 2013
1
)
Total Revenue: 50%
Adjusted Pre-Tax Income: 41%
Average Loans: 33%
Average Consumer and
Commercial Deposits: 66%
YTD 2012 Change
Net Interest Income $2,057 $1,950 (5%)
Adjusted Noninterest Income
2
$1,129 $1,107 (2%)
Adjusted Total Revenue $3,186 $3,057 (4%)
Noninterest Expense $2,285 $2,082 (9%)
Adjusted Pre-Provision Net Revenue $901 $975 8%
Adjusted Provision Expense
3
$421 $286 (32%)
Adjusted Pre-Tax Income
4
$480 $689 44%
Average Loans $42,180 $40,316 (4%)
Average Deposits $84,002 $84,157
Adjusted Tangible Efficiency Ratio
3
68.4% 65.7% -270bps
1 1
1.
YTD 2012 and YTD 2013 represent nine months ended September 30, 2012 and 2013, respectively
2.
YTD 2012 GAAP noninterest income was $1,115 million. Adjusted noninterest income excludes $14 million of losses associated with moving $1.4 billion delinquent and current student loans to LHFS in 3Q 12. Please refer to the appendix for reconciliation of non-GAAP items
3.
YTD 2012 GAAP provision expense was $464 million. Adjusted provision expense excludes $43 million associated with the credit policy change regarding junior lien net charge-offs in 3Q 12. Please refer to the appendix for reconciliation of non-GAAP items
4.
YTD 2012 adjusted tangible efficiency ratio excludes $14 million of losses associated with moving $1.4 billion delinquent and current student loans to
LHFS in 3Q 12. Please refer to the appendix for reconciliation of adjusted tangible efficiency ratio

Lines of Business
Description
Client Segments
Geographic Markets
% Contribution to
Consumer Banking
and Private Wealth
Management¹
Provides services to consumers
and small businesses via
branches, ATMs, internet,
mobile banking, and telephone
Provides wealth management
products and services including
brokerage, professional
investment management, and
trust services
Provides home equity lines and
loans, indirect auto, credit
cards, student lending, and
other lending products
Revenue: 22%
Net Income: 36%
Mass Market: <$100M
Mass Affluent: $100M - $1MM
Small Businesses: Revenue<$1MM
Regional (SE / Mid-Atlantic)
Retail and PWM Clients
Other National Clients
Nationwide
Revenue: 64%
Net Income: 48%
Revenue: 14%
Net Income: 16%
Retail
Private Wealth
Management
Consumer Lending
1. Based on YTD 2013 (as of 9/30/13). Excludes immaterial negative contribution associated with support functions
High Net Worth: $1MM - $25MM
Ultra High Net Worth: >$25MM
Institutions: Trusts, Endowments
Regional
(SE / Mid-Atlantic for Core PWM)
Select Markets Nationwide
(Specialty PWM Niches)
Organizational structure allows for one-team approach in seamlessly meeting client needs and Foundations

Strategic Priorities
Improving Efficiency
Optimizing Balance Sheet and Business Mix
Deepen Client Relationships
•
Invest in digital channels
•
Optimize branch network / staffing model
•
Improve sales productivity
•
Grow Consumer Lending
•
Increase focus on Wealth Management business
•
Execute one-team approach via enhanced
collaboration across lines of business
•
Deliver more wealth and investment
management products and services to existing
clients
SunTrust Strategic Priority
Consumer Banking and PWM Role

Fewer Branch Transactions Have Enabled
Branch Count and Staffing Reductions
Retail Banking
Improve Efficiency and Increase Productivity
1.
2.
3.
Growth in Total Self Service
Transactions
1
Continues
Digital Investment Growth
Core Sales / FTE / Day
3
Core sales represent the # of units from key product categories, including checking, savings, credit card, consumer loans/lines, investment referrals, and mortgage referrals. FTEs includes Managers, Personal Bankers, In-store Financial Services Representatives and In-store Assistant Managers
Self
Service
Full
Service
70%
74%
77%
30%
26%
23%
3Q 11 3Q 12 3Q 13
Self
Service
2011 2013
3Q 12 3Q 13
Branch
Count
1,633
1,508
100
90
3Q 12 3Q 13
2
Branch
Count
Indexed
Self service transactions include mobile, tablet, online, ATM, and EIVR (Enhanced Interactive Voice Response). Full service transactions include branch and SunTrust
Online live agent

Consumer Lending
Drive Revenue Growth and Help Optimize SunTrust’s Business Mix
1. Excludes guaranteed student loans
LightStream
Consumer
Credit Card
Home Equity Loan Production Other Consumer Lending Production
$29,001
$29,314
3Q 12 3Q 13
$2,663
$3,035
3Q 12 3Q 13
$52
$159
$164
3Q 12 3Q 13
$184
$237
3Q 12 3Q 13
$323 $304
Simple
Home
Refinance
($ in millions)
1
Consumer Lending Average Balances
1
Consumer Lending Production
1
$67

7%
10%
High Net Worth:
PWM Penetration
$84
$87
$59
$67
3Q 12 3Q 13
Trust and Investment Management
Retail Investment Services
Wealth Management
Deepen Client Relationships and Enhance SunTrust’s Return Profile
Wealth Management Growth
$143
($ in millions)
$154
PWM Investment Composition
1
1.
2.
Note: numbers may not foot due to rounding
Mass Affluent:
Investment Penetration
Cash /
Other
16%
Equities
48%
Fixed
Income
27%
Real
Estate/
Other
10%
SunTrust Investment and
Wealth Management Penetration
2
Represents composition of $48 billion of managed (discretionary) assets. Real Estate and Other includes real estate, privately held investments, collections, and other miscellaneous assets
Left bar represents estimated percentage of SunTrust mass affluent households with a SunTrust investment product. Right bar represents estimated percentage of SunTrust high net worth households with a SunTrust PWM relationship

10 Appendix 10

($ in millions) Consumer Banking and
Private Wealth Management
Consumer Banking and
Private Wealth Management
SunTrust Banks, Inc.
YTD 2012 1 YTD 2013 1 YTD 2013 1
Reported (GAAP) Basis
Total Revenue - FTE $3,172 $3,057 $6,134
Total Noninterest Expense 2,285 2,082 4,503
Pre-Provision Net Revenue 887 975 1,631
Amortization of Intangibles / Impairment of Goodwill
34 16 18
Efficiency Ratio
72.1% 68.1% 73.4%
Impact of Excluding Amortization of Intangible Assets -3.3% -2.4% -0.3%
Tangible Efficiency Ratio 68.7% 65.7% 73.1%
Adjusted Basis
Reported Revenue
$3,172 $3,057 $6,134
Adjustment Items:
Securities Gains
- - 2
3Q-4Q 12 Student Loan Sale (Losses) (14) - -
FMV and ARS - - 19
Debt and SILC Valuation - - (22)
Fair Value Adjustments
- - (7)
GSE Mortgage Repurchase Settlements
- - (63)
Adjusted Revenue
$3,186 $3,057 $6,206
Reported Noninterest Expense $2,285 $2,082 $4,503
Adjustment Items:
Settlement of Certain Legal Matters
- - 323
Mortgage Servicing Advances Allowance Increase
- - 96
Adjusted Expense
$2,285 $2,082 $4,084
Reported Provision Expense $464 $286 $453
Adjustment Items:
Credit policy change regarding junior lien NCOs
$43 - -
Adjusted Provision Expense
$421 $286 $453
Adjusted Pre-Provision Net Revenue
$901 $975 $2,122
Adjusted Pre-Tax Net Income - FTE
$480 $689 $1,669
Efficiency Ratio - Adjusted Basis
71.7% 68.1% 65.8%
Impact of Excluding Amortization of Intangible Assets
-3.3% -2.4% -0.3%
Tangible Efficiency Ratio - Adjusted Basis
68.4% 65.7% 65.5%
1. YTD 2012 and YTD 2013 represent nine months ended September 30, 2012 and 2013, respectively
Note: Totals may not foot due to rounding
Reconciliations

Bank of America Merrill Lynch 2013 Banking & Financial Services Conference Brad Dinsmore, Consumer Banking and Private Wealth Management Executive November 13, 2013